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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             Merrill Lynch Life Variable Annuity Separate Account D

                     ML LIFE INSURANCE COMPANY OF NEW YORK
               ML of New York Variable Annuity Separate Account D

                       Supplement dated December 10, 2004
                                     to the
                         Prospectuses dated May 1, 2004
                                      for
                          MERRILL LYNCH IRA ANNUITY(SM)


This supplement describes changes to the name and the investment policy of AllianceBernstein Premier Growth Fund (the "Fund"). This Fund is available under the Merrill Lynch IRA Annuity(SM) (the "Contract") issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your Contract Prospectus for future reference.

Effective December 15, 2004, AllianceBernstein Premier Growth Fund will change its name to AllianceBernstein Large Cap Growth Fund. The Fund's investment objective will remain the same: to seek long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

The Fund is also adopting a policy that, under normal circumstances, it will invest at least 80% of its net assets in common stocks of large-capitalization companies. "Large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $525 million to almost $354 billion as of September 30, 2004, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

This information supplements and supersedes the information contained in the Prospectus.

                                    *  *  *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 for Contracts issued by Merrill Lynch Life Insurance Company or (800) 333-6524 for Contracts issued by ML Life Insurance Company of New York, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.